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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the use in this Registration Statement on Form S-1, Amendment 5, of our report dated January 29, 2007, relating to the financial statements of Information Services Group, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.

/s/ Rothstein, Kass & Company, P.C.

Roseland, New Jersey
January 29, 2007

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM